De-recognition of Statute Barred Payables	12 Months Ended
Dec. 31, 2016
De-recognition of Statute Barred Payables [Abstract]
De-recognition of Statute Barred Payables
10.	De-recognition of Statute Barred Payables

The Company had various payables from obligations which existed before current management took over the Company in 2009. These payables, although previously recorded, could not be substantiated as legitimate payables by management. Approximately $79 worth of these payables became statute barred and were therefore written off in 2016 by reversing the original expense entry. This caused the reversal of approximately $23 of general and administrative expense and approximately $56 of research and development expense in the current year. These amounts are presented net in the general and administrative and research and development figures in financial statements.